SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 10, 2011

Tasty Baking Company
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	1-5084	23-1145880
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Navy Yard Corporate Center, Three Crescent Drive, Suite 200, Philadelphia, PA	19112
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (215) 221-8500

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into a Material Definitive Agreement.

Amendment to Rights Plan

On April 10, 2011, Tasty Baking Company (the “Company”) entered into an amendment (the “Rights Agreement Amendment”) with American Stock Transfer & Trust Company, LLC (successor to American Stock Transfer & Trust Company) (“Rights Agent”) to the Rights Agreement between the Company and Rights Agent, dated as of July 30, 2003 (the “Rights Agreement”). The Rights Agreement Amendment amends the Rights Agreement to render it inapplicable to that certain Agreement and Plan of Merger, dated as of April 10, 2011, by and among the Company, Flowers Foods, Inc., a Georgia corporation and Compass Merger Sub, Inc., a Pennsylvania corporation (assignee from Flowers Bakeries, LLC) (the “Merger Agreement”), and the consummation of the transactions contemplated by the Merger Agreement, including the tender offer, Top-Up Option (as defined in the Merger Agreement), and merger contemplated thereby.  The Rights Agent also serves as the transfer agent for the Company’s common stock.

The foregoing description of the Rights Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement Amendment, which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.  The foregoing description of the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is filed as Exhibit 4.1 to the Company’s Form 8-K filed with the Securities and Exchange Commission on July 31, 2003 and is incorporated herein by reference.

Item 3.03.  Material Modification to Rights of Security Holders.

The information under Item 1.01 of this report is incorporated herein by reference.

“Safe Harbor Statement” Under the Private Securities Litigation Reform Act of 1995

Except for historical information contained herein, the matters discussed herein are forward-looking statements (as such term is defined in the Securities Act of 1933, as amended) that are subject to risks and uncertainties that could cause actual results to differ materially from those stated or implied herein.  These forward-looking statements may be identified by the use of words such as "anticipate,'' "believe,'' "could,'' "estimate,'' "expect,'' "intend,'' "may,'' "plan,'' "predict,'' "project,'' "should,'' "would,'' "is likely to,'' or "is expected to'' and other similar terms.  There are a number of factors that may cause actual results to differ from these forward-looking statements, including, without limitation, the risks of business interruption and an adverse impact on financial results while optimizing production at the new facility; the risk of an inability to achieve anticipated cost savings associated with the new Navy Yard Bakery; the risks associated with the uncertainty regarding the adequacy of capital resources, including liquidity, and limited access to additional financing; the risks associated with the June 30, 2011 expiration of the Company’s Bank Credit Facility and the need to secure new financing by such expiration date, which financing may not be available on satisfactory terms, or at all; the costs and availability of capital to fund operations; the success of marketing and sales strategies and new product development; the ability to enter new markets successfully; the price of raw materials; uncertainties as to the timing of the tender offer (“Offer”) and the merger (“Merger”) contemplated by the Merger Agreement; uncertainties as to how many of the Company shareholders will tender their stock in the Offer; the possibility that competing offers will be made; the possibility that various closing conditions for the Offer or Merger may not be satisfied or waived, including that a governmental entity may prohibit or delay the consummation of the transaction; and general economic and business conditions. Other risks and uncertainties that may materially affect the Company are provided in the Company’s annual report to shareholders and the Company’s periodic reports filed with the Securities and Exchange Commission from time to time, including, without limitation, reports on Forms 10-K and 10-Q, as well as the tender offer documents to be filed by Flowers and Merger Sub and the solicitation/recommendation statement to be filed by the Company. Please refer to these documents for a more thorough description of these and other risk factors. The Company assumes no obligation to update publicly or revise any forward-looking statements.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 4.1	Amendment No. 1 to Rights Agreement, dated as of April 10, 2011, by and between Tasty Baking Company and American Stock Transfer & Trust Company, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TASTY BAKING COMPANY
(Registrant)

Date: April 14, 2011	/s/ Paul D. Ridder
Paul D. Ridder
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 4.1	Amendment No. 1 to Rights Agreement, dated as of April 10, 2011, by and between Tasty Baking Company and American Stock Transfer & Trust Company, LLC